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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 1998

                          CADENCE DESIGN SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      1-10606                                          77-0148231
(Commission File No.)                       (IRS Employer Identification No.)

                 2655 SEELY ROAD, BUILDING 5, SAN JOSE, CA 95134
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 943-1234

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 30, 1998, Cadence Design Systems, Inc., a Delaware corporation (the "Registrant"), acquired all of the outstanding capital stock of Ambit Design Systems, Inc., a California corporation ("Ambit"), in exchange for $260 million in cash from the Registrant's working capital (the "Acquisition"). A portion of the funds used to finance the Acquisition may derive from the Registrant's credit facility governed by that certain Credit Agreement, dated as of September 29, 1998, by and among the Registrant, ABN AMRO Bank N.V., as agent, and certain banks described therein. The Acquisition was effected by means of a reverse triangular merger pursuant to which a wholly-owned subsidiary of the Registrant merged with and into Ambit, with Ambit as the surviving company. As a result of such merger, Ambit became a wholly-owned subsidiary of the Registrant. The consideration paid by the Registrant for Ambit's outstanding capital stock was negotiated at arm's length between the parties on the basis of the Registrant's assessment of the value of Ambit and its capital stock, following an investigation of, and discussions with Ambit and its representatives concerning Ambit and its business and prospects. To the Registrant's knowledge, there is no material relationship between any of the former shareholders of Ambit and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         None of the required financial statements are currently available. Pursuant to paragraph (a)(4) of Item 7, the required financial statements will be filed as soon as practicable, but not later than December 14, 1998, unless waived.

(b)      Pro Forma Financial Information.

         None of the required pro forma financial information is currently available. Pursuant to paragraph (b)(2) of Item 7, the required PRO FORMA financial information will be filed as soon as practicable, but not later than December 14, 1998, unless waived.

(c)      Exhibits.

2.01 Agreement and Plan of Reorganization, dated September 3, 1998, by and among the Registrant, Ambit and Adirondack Transaction Corp.

99.1     Press Release, dated September 30, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            CADENCE DESIGN SYSTEMS, INC.

Dated:  October 9, 1998     By: /s/ R.L. Smith McKeithen
                               ----------------------------------------
                            R.L. SMITH MCKEITHEN
                            Senior Vice President, General Counsel and
                            Secretary


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                                INDEX TO EXHIBITS

EXHIBIT    DESCRIPTION OF EXHIBIT

2.01 Agreement and Plan of Reorganization, dated September 3, 1998, by and among the Registrant, Ambit and Adirondack Transaction Corp.

99.1       Press Release, dated September 30, 1998.


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